     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1998
                                                           REGISTRATION NO. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                      ------------------------------------


                               TCA CABLE TV, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                          75-1798185
     (State or other jurisdiction                           (I.R.S. Employer
   of incorporation or organization)                     Identification Number)
         TCA CABLE TV, INC.
         3015 SSE LOOP 323
            TYLER, TEXAS                                         75701
(Address of principal executive offices)                      (Zip Code)

                      ------------------------------------


                               TCA CABLE TV, INC.
                           SECOND AMENDED AND RESTATED
                           INCENTIVE STOCK OPTION PLAN
                            (Full title of the Plan)

                      ------------------------------------


                                 FRED R. NICHOLS
                                3015 SSE LOOP 323
                               TYLER, TEXAS 75701
                                 (903) 595-3701
                (Name, Address, including zip code and telephone
               number, including area code, of agent of service)

                      ------------------------------------


                                    COPY TO:

                               JAMES S. RYAN, III
                              JACKSON WALKER L.L.P.
                           901 MAIN STREET SUITE 6000
                               DALLAS, TEXAS 75202

                         CALCULATION OF REGISTRATION FEE

========================================================================================================================

      Title of                                     Proposed Maximum          Proposed Maximum
  Securities to be          Amount to be          Offering Price Per        Aggregate Offering           Amount of
     Registered              Registered                Share(1)                 Price (1)            Registration Fee
------------------------------------------------------------------------------------------------------------------------
    Common Stock
   $.10 par value
   (including the
  related preferred
share purchase rights)     330,000 Shares              $60.0625                $19,820,625.00            $5,848.00
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rules 457(c) and 457(h), the offering price and registration fee are computed on the basis of the average of the high and low prices of the Common Stock, as reported by the Nasdaq National Market System on April 27, 1998.


================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which have been filed with the Commission by TCA Cable TV, Inc. (the "Company"), are incorporated herein by reference and made a part hereof:

                  (a) Annual Report of the Company on Form 10-K for the year ended October 31, 1997 (the "Annual Report");

                  (b) All other reports filed with the Commission pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the documents referred to in the Annual Report;

                  (c) Description of the Common Stock contained in the Company's Registration Statement on Form 8-A (No. 2-88892), effective as of March 17, 1984; and

                  (d) Description of Preferred Share Purchase Rights contained in the Company's Registration Statement on Form 8-A filed with the Commission on January 22, 1998.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all of the Common Stock offered hereunder has been sold or which deregisters all of such Common Stock then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company is a Texas corporation and the Texas Business Corporation Act ("TBCA") empowers a corporation organized thereunder to indemnify its directors and officers or former directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers.

         Reference is made to Article IX and Article VII, Section 8 of the Company's Articles of Incorporation and Bylaws, respectively, which provide for indemnification of officers and directors except as to certain circumstances and except as provided by applicable law.

         Additionally, Article XIII of the Company's Articles of Incorporation limits the liability of directors of the Company to the Company or its stockholders (in their capacity as directors but not in their capacity as officers) to the fullest extent permitted by the TBCA. The effect of such
Article XIII (based on the TBCA as of the date of this Registration Statement) is that the directors of the Company will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for a transaction from which a director received an improper benefit whether or not the benefit resulted from an action taken within the scope of the director's office, or (iv) for an act related to an unlawful stock repurchase or payment of a dividend.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following is a list of all exhibits filed as a part of this Registration Statement on Form S-8, including those incorporated herein by reference.


 Exhibit
 Number           Description of Exhibit
-------           ----------------------
4.1               Articles of Incorporation of the Registrant.(1)

4.2               Articles of Amendment to Articles of Incorporation of the Registrant.(2)

4.3               Articles of Amendment to Articles of Incorporation of the Registrant.(2)

4.4               Articles of Amendment to Articles of Incorporation of the Registrant.(3)

4.5               Amended and Restated Bylaws of the Registrant.(4)

4.6               Form of Common Stock Certificate.(1)

4.7               Rights Agreement, dated January 15, 1998, between the
                  Registrant and Chase Mellon Shareholder Services, L.L.C., which includes the Certificate of Designations for the Series
                  A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Shares as Exhibit C.(5)

5                 Opinion of Jackson Walker L.L.P.*

15                None.

23.1              Consent of Coopers & Lybrand, L.L.P.*



23.2              Consent of Jackson Walker L.L.P. (included in the opinion of Jackson Walker L.L.P. filed as
                  Exhibit 5).*

24                Power of Attorney (included in Part II hereof).*

99                TCA Cable Second Amended and Restated Incentive Stock Option Plan.(6)

------------------

*        Filed herewith.

(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-76516, filed with the Securities and Exchange Commission (the "Commission") on March 16, 1982 and incorporated herein by reference.

(2) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901 filed with the Commission on May 16, 1988, and incorporated herein by reference.

(3) Previously filed as Exhibit 3(d) to the Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed with the Commission on January 27, 1994 and incorporated herein by reference.

(4) Previously filed as Exhibit 3.5 to the Registrant's Form 10-K for the fiscal year ended October 31, 1997, filed with the Commission on January 27, 1998 and incorporated herein by reference.

(5) Previously filed as Exhibit 1 to the Registrant's Form 8-K, File No. 001-11478 filed with the Commission on January 22, 1998 and incorporated herein by reference.

(6) Previously filed as Appendix A to the Registrant's Proxy Statement filed with the Commission on February 24, 1998 and incorporated by reference herein.

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
                  10(a)(3) of the Securities Act of 1933, as amended;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the

         Company pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934, as amended, that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act of 1934, as amended, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tyler, State of Texas on the 29th day of April, 1998.

                               TCA CABLE TV, INC.


                               By: /s/ Fred R. Nichols
                                   --------------------------------------------
                                   Fred R. Nichols, Chief Executive Officer,
                                   Chairman of the Board and President
                                   (Principal Executive Officer)


                                POWER OF ATTORNEY

          Each person whose signature appears below authorizes Fred R. Nichols and Jimmie F. Taylor, and each of them, each of whom may act without joinder of the other, to execute in the name of each such person who is then an officer or director of the Registrant, and to file any amendments to this Registration Statement necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Commission, in respect thereof, in connection with the registration of the securities which are the subject of this Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.






Signature                     Title                                             Date
---------                     -----                                             ----
/s/ Fred R. Nichols           Chief Executive Officer, Chairman of the          April 29, 1998
--------------------------    Board and President
Fred R. Nichols               (Principal Executive Officer)



/s/ Jimmie F. Taylor          Vice President, Chief Financial Officer and       April 29, 1998
--------------------------    Treasurer
Jimmie F. Taylor              (Principal Accounting and Financial Officer)



/s/ Fred W. Smith             Director                                          April 29, 1998
--------------------------
Fred W. Smith



/s/ Wayne J. McKinney         Director                                          April 29, 1998
--------------------------
Wayne J. McKinney



/s/ Ben R. Fisch, M.D.        Director                                          April 29, 1998
--------------------------
Ben R. Fisch, M.D.




/s/ Randall K. Rogers         Director                                          April 29, 1998
--------------------------
Randall K. Rogers




/s/ A. W. Riter, Jr.          Director                                          April 29, 1998
--------------------------
A. W. Riter, Jr.




/s/ James F. Ackerman         Director                                          April 29, 1998
--------------------------
James F. Ackerman



/s/ Darrell Campbell          Director                                          April 29, 1998
--------------------------
Darrell Campbell


/s/ Robert B. Holland, III
--------------------------    Director                                          April 29, 1998
Robert B. Holland, III



/s/ Michael Shannon           Director                                          April 29, 1998
--------------------------
Michael Shannon

                                INDEX TO EXHIBITS

Exhibit
  No.     Exhibit
-------   -------
4.1       Articles of Incorporation of the Registrant.(1)

4.2       Articles of Amendment to Articles of Incorporation of the Registrant.(2)

4.3       Articles of Amendment to Articles of Incorporation of the Registrant.(2)

4.4       Articles of Amendment to Articles of Incorporation of the Registrant.(3)

4.5       Amended and Restated Bylaws of the Registrant.(4)

4.6       Form of Common Stock Certificate.(1)

4.7       Rights Agreement, dated January 15, 1998, between the Registrant and
          Chase Mellon Shareholder Services, L.L.C., which includes the
          Certificate of Designations for the Series A Junior Participating
          Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit
          B and the Summary of Rights to Purchase Shares as Exhibit C.(5)

5         Opinion of Jackson Walker L.L.P.*

15        None.

23.1      Consent of Coopers & Lybrand, L.L.P.*

23.2      Consent of Jackson Walker L.L.P. (included in the opinion of Jackson Walker L.L.P. filed as Exhibit 5).*

24        Power of Attorney (included in Part II hereof).*

99        TCA Cable Second Amended and Restated Incentive Stock Option Plan.(6)

------------------

*         Filed herewith.

(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-76516, filed with the Securities and Exchange Commission (the "Commission") on March 16, 1982 and incorporated herein by reference.

(2) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901 filed with the Commission on May 16, 1988, and incorporated herein by reference.

(3) Previously filed as Exhibit 3(d) to the Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed with the Commission on January 27, 1994 and incorporated herein by reference.

(4) Previously filed as Exhibit 3.5 to the Registrant's Form 10-K for the fiscal year ended October 31, 1997, filed with the Commission on January 27, 1998 and incorporated herein by reference.

(5) Previously filed as Exhibit 1 to the Registrant's Form 8-K, File No. 001-11478 filed with the Commission on January 22, 1998 and incorporated herein by reference.

(6) Previously filed as Appendix A to the Registrant's Proxy Statement filed with the Commission on February 24, 1998 and incorporated by reference herein.